UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2012

SATCON TECHNOLOGY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-11512	04-2857552
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

25 Drydock Avenue, Boston, Massachusetts	02210-2377
(Address of Principal Executive Offices)	(Zip Code)

(617) 897-2400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.                                        Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 12, 2012, Satcon Technology Corporation (the “Company”) was notified by The NASDAQ Stock Market LLC (“NASDAQ”) Hearings Coordinator that NASDAQ, pursuant to its obligations under NASDAQ Listing Rule 5830 and Rule 12d2-2 of the Securities Exchange Act of 1934, will issue a press release on November 15, 2012, announcing that NASDAQ will file a Form 25 with the Securities and Exchange Commission (the “Commission”) to complete the delisting of the Company’s common stock.  The delisting becomes effective ten days after the Form 25 is filed with the Commission, and upon such effectiveness, the Company’s common stock will be removed from listing and registration on NASDAQ. The Company’s common stock currently trades under the “SATCQ” symbol on the OTCQB Marketplace.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SATCON TECHNOLOGY CORPORATION

Date: November 14, 2012	By:	/s/ Aaron M. Gomolak
Aaron M. Gomolak
Chief Financial Officer